IDEX MUTUAL FUNDS
                 IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY

      SUPPLEMENT DATED SEPTEMBER 20, 1999 TO PROSPECTUS DATED MARCH 1, 1999

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on September 13, 1999, the Board was notified that Scottish Equitable Investment Management Limited ("SEIM"), a sub-adviser of IDEX GE/Scottish Equitable International Equity (the "Fund"), is in the process of discontinuing certain of its operations in the United States. As a result, effective March 1, 2000 SEIM will terminate the Investment Counsel Agreement dated February 1, 1997 between Idex Management, Inc. and SEIM and will no longer provide investment management services to the Fund.

Currently, cash that flows into the Fund for investment is divided equally between SEIM and GE Investment Management Incorporated ("GEIM"), the Fund's other sub-adviser, and they manage their respective portfolios separately. The Board was also notified that GEIM is willing to assume SEIM's investment management responsibilities for the Fund and become the sub-adviser with respect to all of the Fund's assets.

In this connection, the Board approved a transfer, effective March 1, 2000, of SEIM's investment management responsibilities for the Fund to GEIM, subject to approval by the Fund's shareholders. The Board also approved November 30, 1999 as the record date and February 8, 2000 as the date for the meeting of shareholders of the Fund to consider the transfer of SEIM's investment management responsibilities to GEIM with no change in the overall investment management fees paid by the Fund (the "Proposal"). There is no assurance that the Fund's shareholders will approve the Proposal.